UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 15, 2008

Trimol Group, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-28144	13-3859706
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1285 Avenue of the Americas, 35th Floor, New York, New York 10019
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 554-4394

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The disclosure contained in Item 8.01 of this Report is incorporated herein by reference.

Item 8.01	Other Events

As previously reported, on September 18, 2006, Intercomsoft Ltd. (“Intercomsoft”), a wholly owned subsidiary of the Registrant, commenced an action before the International Chamber of Commerce (the “ICC”), International Court of Arbitration, in Geneva, Switzerland against the Ministry of Economics of the Republic of Moldova and the Government of the Republic of Moldova (the “Moldovan Defendants”) seeking damages for breach of contract and an injunction prohibiting Moldova from producing further essential government documents in accordance with the terms of the 1996 Supply Agreement between Intercomsoft and the Moldovan Defendants which is the subject of the arbitration proceeding (the “Supply Agreement”).  The Moldovan Defendants contested the action and objected to the ICC’s jurisdiction to hear the arbitration. Hearings were held before an ICC Arbitral Tribunal in Switzerland on the jurisdictional issue and were concluded in 2008.

By Final Award of the ICC dated July 30, 2008, and subsequently communicated to Intercomsoft by the ICC, the Arbital Tribunal constituted under the auspices of the ICC declined jurisdiction over the arbitration. In addition, the Final Award also assessed costs against Intercomsoft for costs and fees in the amount of $635,000.

The Final Award is not a determination on the merits of the action.

Intercomsoft is considering its options including seeking the intercession of the Swiss courts.

                                                                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMOL GROUP, INC.

By:/s/ Yuri Benenson

Yuri Benenson
Chief Executive Officer

Date: August 19, 2008

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).